Exhibit 13.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 20-F of REE Automotive Ltd. (the “Company”) for the twelve months ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Goldberg, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Goldberg
David Goldberg
Chief Financial Officer

Date: March 28, 2022